UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

Anteris Technologies Global Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-42437	99-1407174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Toowong Tower, Level 3, Suite 302 9 Sherwood Road Toowong, QLD Australia	4066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 7 3152 3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events

Anteris Technologies Global Corp. (the “Company”) will host its first Annual Meeting of Stockholders (the “Annual Meeting”) on December 3, 2025 (December 4, 2025 in Australia). The record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting is October 30, 2025 (October 31, 2025 in Australia). The Company will publish additional details regarding the exact time and matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting.

In order for stockholder proposals to be presented at the Annual Meeting (including a proposal for election of directors), including by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, such proposals must be received by the Company’s Secretary a reasonable time before the Company begins to print and mail its proxy materials, which the Company has determined to be not later than October 25, 2025 at 11:59 p.m. Eastern time (2:59 p.m. AEDT on October 26, 2025 in Australia). Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Proposals of stockholders must also comply with rules of the U.S. Securities and Exchange Commission (the “SEC”) regarding the inclusion of stockholder proposals in proxy materials and the Company may omit from its proxy materials any proposal that does not comply with the SEC’s rules. All stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with applicable Delaware law and the procedures set forth in the Company’s Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anteris Technologies Global Corp.

Date: October 15, 2025

	By:	/s/ Wayne Paterson
	Name:	Wayne Paterson
	Title:	Chief Executive Officer